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                                                                EXHIBIT 23.3


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Capital Markets Assurance Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Onyx Acceptance Grantor Trust 1997-4 Form S-1 filed in connection with the registration of Auto Loan Pass-Through Certificates, Series 1997-4.


                                        KPMG PEAT MARWICK LLP


New York, New York
December 3, 1997